UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 31, 2006

HILTON HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	I-3427	36-2058176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9336 Civic Center Drive, Beverly Hills, CA		90210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (310) 278-4321

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

2005 Performance Share Unit Grants

Pursuant to the Company’s 2004 Omnibus Equity Compensation Plan (the “2004 “Plan”), on January 26, 2005, the Compensation Committee of the Company’s Board of Directors approved grants of a target number of performance share units (“PSUs”) to a group of the Company’s executives generally, including the following grants to the Company’s named executive officers (the “Named Officers”), as disclosed in a Current Report on Form 8-K filed on January 31, 2005:  Mr. Bollenbach – 140,000 PSUs; Mr. Hart – 29,292 PSUs; Mr. Keltner – 17,478 PSUs; Ms. Kleiner 12,392 PSUs; and Mr. La Forgia – 11,266 PSUs (collectively, with the grants made to the Company’s executive employees generally, the “Original 2005 PSUs”). The Original 2005 PSUs have a performance and vesting period ending on December 31, 2007. All PSU grants under the 2004 Plan are payable from 0% to 150% of the target amount depending upon the level of achievement of performance goals established by the Compensation Committee. On January 26, 2005, as previously disclosed in a Current Report on Form 8-K filed on January 31, 2005, the Compensation Committee established three equally weighted performance goals for the Original 2005 PSUs based on total Company stockholder return in relation to a comparable group of companies, total Company EBITDA margin, and Company return on total capital.

On March 31, 2006, the Compensation Committee determined that, in light of the Company’s acquisition of the lodging assets of Hilton Group plc on February 23, 2006, the performance goals established for the Original 2005 PSUs are no longer appropriate because they do not take into account the impact of the acquisition on the performance of the new combined company. Accordingly, to encourage retention and to better align compensation incentives with the performance of the new combined company, the Compensation Committee issued new grants under the 2004 Plan consisting of PSUs, restricted stock units (“RSUs”) and stock options to all of the recipients of the Original 2005 PSUs, as described under the bullet points below (collectively, the “Special Grants”).

Following the December 31, 2007 simultaneous close of the performance periods for both the Original 2005 PSUs and the PSU portion of the Special Grants, the Compensation Committee will assess the Company’s overall performance in relation to the performance objectives established for the Original 2005 PSUs and the PSU portion of the Special Grants and the individual performance of each holder of those units and determine what payment is warranted based on such performance. The Compensation Committee believes that the amount payable with respect to the Original 2005 PSUs based on actual performance will be minimal or zero at the end of the full performance period. However, in the unlikely event that any amount becomes payable with respect to the Original 2005 PSUs, the Compensation Committee may nevertheless exercise its discretionary authority under the Original 2005 PSUs and the PSU portion of the Special Grants to reduce the amount payable thereunder so that the total compensation paid to each holder reflects the Compensation Committee’s intent with regard to appropriate pay-for-performance under both grants and remains fair and reasonable in light of both Company and individual performance over the period.

The Special Grants are described below:

•                  On March 31, 2006, in order to reward recipients of the Original 2005 PSUs for the value of such grants through December 31, 2005, the Compensation Committee approved grants of RSUs under the 2004 Plan to such recipients. RSUs represent the right of the recipient to receive shares of the Company’s common stock on a one-for-one-basis, subject to vesting restrictions in order to encourage retention. The RSUs vest in full on January 5, 2008. The Named Officers received the following RSU grants on March 31, 2006:  Mr. Bollenbach – 46,667 RSUs; Mr. Hart – 9,764 RSUs; Mr. Keltner – 5,826 RSUs; Ms. Kleiner – 4,131 RSUs; and Mr. La Forgia – 3,755 RSUs.

•                  On March 31, 2006, the Compensation Committee approved the PSU portion of the Special Grants under the 2004 Plan to recipients of the Original 2005 PSUs. The PSU portion of the Special Grants have a performance and vesting period ending on December 31, 2007 and are based upon two equally weighted performance goals established by the Compensation

Committee of total Company EBITDA margin and Company return on total capital. Unlike the total Company EBITDA margin and Company return on total capital performance measures applicable to the Original 2005 PSUs, the total Company EBITDA margin and Company return on total capital performance measures applicable to the PSU portion of the Special Grants take into account the performance of the new combined company. The Named Officers received the following grants of a target number of PSUs on March 31, 2006:  Mr. Bollenbach – 46,667 PSUs; Mr. Hart – 9,764 PSUs; Mr. Keltner – 5,826 PSUs; Ms. Kleiner – 4,131 PSUs; and Mr. La Forgia – 3,755 PSUs.

•                  On March 31, 2006, the Compensation Committee also approved nonqualified stock option grants under the 2004 Plan to recipients of the Original 2005 PSUs. These stock option grants vest in full on January 5, 2008. On March 31, 2006, the Named Officers received stock option grants to acquire the following number of shares of the Company’s common stock, with a fair market value exercise price of $25.525:  Mr. Bollenbach – 140,000 shares; Mr. Hart – 29,292 shares; Mr. Keltner – 17,478 shares; Ms. Kleiner – 12,392 shares; and Mr. La Forgia – 11,266 shares.

2006 Performance Share Unit Grants

Pursuant to the 2004 Plan, on January 18, 2006, the Compensation Committee approved the grant of a target number of PSUs to a group of the Company’s executives generally, including the following grants to the Named Officers, as disclosed in a Current Report on Form 8-K filed on January 23, 2006:  Mr. Bollenbach – 140,000 PSUs; Mr. Hart – 52,200 PSUs; Mr. Keltner – 22,517 PSUs; Ms. Kleiner – 24,181 PSUs; and Mr. La Forgia – 22,517 PSUs. The 2006 PSU grants have a performance and vesting period ending on December 31, 2008. On March 31, 2006, the Compensation Committee established two equally weighted performance goals for the 2006 PSU grants based on total Company EBITDA margin and Company return on total capital. On March 31, 2006, the Compensation Committee also adjusted the 2006 PSU grants for all recipients as follows: (i) the target number of PSUs granted to each recipient was reduced by 50%; and (ii) each recipient received a nonqualified stock option grant under the 2004 Plan at a fair market value exercise price of $25.525, which vest in three equal annual installments on January 5 of each of 2007, 2008 and 2009. On March 31, 2006, the Named Officers received stock option grants to acquire the following number of shares of the Company’s common stock: (i) Mr. Bollenbach – 210,000 shares; Mr. Hart – 78,300 shares; Mr. Keltner – 33,776 shares; Ms. Kleiner – 36,272 shares and Mr. La Forgia – 33,776 shares.

Employment Agreements

On March 31, 2006, the Compensation Committee approved an amendment to the employment agreement by and between the Company and Stephen F. Bollenbach, the Company’s Co-Chairman and Chief Executive Officer, dated November 11, 2004, as amended January 27, 2005, relating to performance share unit grants to enable the Compensation Committee to conform Mr. Bollenbach’s grants to the foregoing actions taken by the Compensation Committee with respect to the Original 2005 PSUs, the Special Grants and the 2006 PSUs granted to other executives.

Pursuant to the employment agreement, dated as of March 10, 2006, by and between Hilton U.K. Hotels Limited, a subsidiary of the Company, and Ian R. Carter, as disclosed in a Current Report on Form 8-K filed on March 14, 2006, the Company and Mr. Carter have agreed that, in lieu of the grant of 25,000 PSUs in 2006 as provided in Mr. Carter’s employment agreement, Mr. Carter was granted on March 31, 2006: (i) 12,500 PSUs with a performance and vesting period ending on December 31, 2008; and (ii) 37,500 stock options at a fair value exercise price of $25.525, which vest in three equal annual installments on January 5 of each of 2007, 2008 and 2009.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit 10.1 Amendment to Employment Agreement between the Company and Stephen F. Bollenbach

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 6, 2006

HILTON HOTELS CORPORATION

By:	/s/ Madeleine A. Kleiner
Madeleine A. Kleiner
Executive Vice President and General Counsel